Dana Family of Funds

Dana Large Cap Equity Fund

Investor Shares — DLCEX
Institutional Class Shares — DLCIX

Dana Epiphany ESG Small Cap Equity Fund
(formerly the Dana Small Cap Equity Fund)

Institutional Class Shares – DSCIX

Dana Epiphany ESG Equity Fund

Institutional Class Shares - ESGIX

PROSPECTUS

February 28, 2022

Dana Investment Advisors, Inc.
20700 Swenson Drive, Suite 400
Waukesha, Wisconsin 53186
1.800.765.0157

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The prospectus gives you important information about the Funds that you should know before you invest. Please read this prospectus carefully before investing and use it for future reference.

TABLE OF CONTENTS

DANA LARGE CAP EQUITY FUND SUMMARY	1
DANA EPIPHANY ESG SMALL CAP EQUITY FUND SUMMARY	6
DANA EPIPHANY ESG EQUITY FUND SUMMARY	12
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	18
HOW TO BUY SHARES	25
HOW TO REDEEM SHARES	28
DETERMINATION OF NET ASSET VALUE	30
DIVIDENDS, DISTRIBUTIONS AND TAXES	31
MANAGEMENT OF THE FUNDS	33
PRIOR PERFORMANCE OF THE ADVISER	35
FINANCIAL HIGHLIGHTS	36
FOR MORE INFORMATION	41

FUND SUMMARY

DANA LARGE CAP EQUITY FUND

Investment Objective

The investment objective of the Dana Large Cap Equity Fund (the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	None	None
Fee for Redemptions Paid by Wire	$15.00	$15.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	1.11%	0.86%
Fee Waiver/Expenses Reimbursement	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver/Expenses Reimbursement[1]	0.98%	0.73%

1.	Total Annual Fund Operating Expenses After Fee Waiver/Expenses Reimbursement reflects that Dana Investment Advisors, Inc. (the “Adviser”) has entered into an operating expense limitation agreement where it has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2023, so that Total Annual Fund Operating Expenses do not exceed 0.73% of the Fund’s average daily net assets. This operating expense limitation agreement does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Fund Fees and Expenses”). Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or reimbursement and the expense limitation in place at the time of the repayment. This operating expense limitation agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the one-year numbers shown below reflect the Adviser’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$100	$340	$599	$1,340
Institutional Class	$75	$261	$464	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the Fund’s most recent fiscal year, the portfolio turnover rate was 30%.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through investment in publicly-traded equity securities using a disciplined, risk-controlled investment process. The investment process is a sector-neutral, relative-value approach that has been used by the Adviser for its private clients since 1999. The investment process seeks to minimize volatility (and thus, control risk) by utilizing several strategies including, but not limited to, rebalancing the portfolio quarterly to be within 1% of its target benchmark sector weights, relatively equally weighting position sizes within each sector, and maintaining positions at less than 4% of the portfolio. In cases of holdings in the benchmark that are over 4%, the Fund has the flexibility to hold above 4% position weights, up to the weight of the holding within the benchmark, subject to the diversification limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s benchmark is the Standard & Poor’s 500® Index (“S&P 500”). “Sector-neutral, relative-value” refers to the Adviser striving to keep sector diversification within the Fund’s portfolio similar to that in its target benchmark. To do this, the Adviser will generally emphasize valuation metrics within each sector when analyzing securities. Valuation metrics may include evaluating the pricing of a security based off its price to earnings ratio, price to cash flow ratio, price to book value ratio and earnings to growth ratio.

The Adviser employs a risk-controlled relative-value equity strategy. The starting universe used to select equity securities is the largest 700 companies listed on major U.S. exchanges, based on market capitalization. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in large cap equity securities, which the Adviser defines as companies having a market capitalization of over $10 billion at the time of purchase. While the Fund selects stocks from the 700 largest companies, the Fund may also invest a portion of its assets in equity securities of companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $10 billion, respectively). The Fund portfolio is designed to resemble the broad large-cap market, add value above market returns through superior stock selection, yet exhibit lower volatility than the market. The investment process is a hybrid of quantitative and fundamental techniques. Individual securities in the Fund are chosen after rigorous fundamental research to identify companies with attractive valuations relative to peer companies, relative to the broader economic sector in which companies are members, and relative to the historical and forecasted growth the companies may exhibit.

The investment portfolio will be constructed and monitored using top-down risk controls designed to minimize volatility while allowing the opportunity to add excess returns. The portfolio managers may also sell a security when they determine that the company’s fundamentals are no longer compatible with the Fund’s objectives or when other securities offer a more attractive investment opportunity. Top-down risk controls would include sector neutrality to the Fund’s benchmark with relatively equal weighted positions generally limited to a maximum 4% weighting, subject to the exceptions described above. Such controls have historically reduced volatility by ensuring the portfolio is well diversified and not over concentrated to any particular sector or security.

In addition to common stocks, from time to time the Fund may purchase other equities such as real estate investment trusts (“REITs”), preferred stocks, publicly traded partnerships, shares of other investment companies and exchange traded funds (“ETFs”). The Fund may invest in ETFs to gain market exposure when there are significant cash flows.

Principal Risks

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund.

Investment Style Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, pandemics, natural disasters, and political events affect the securities markets. Movements in the stock market may affect adversely the specific securities held by the Fund on a daily basis, and, as a result, such movements may negatively affect the Fund’s net asset value per share (“NAV”). When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Pandemic Risk. The global outbreak of the COVID-19 virus and the resulting governmental responses to address the pandemic have disrupted global economic markets and contributed to significant volatility in certain markets, and the economic impact, duration and spread of the COVID-19 pandemic remains uncertain at this time. The performance of the Fund may be impacted by COVID-19, which may in turn impact the value of your investment.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Industry Risk. The Fund’s portfolio may be over-weighted in certain industries and under-weighted in other industries; therefore, any positive or negative developments affecting those industries will have a greater impact on the Fund.

Sector Risk. The Fund’s portfolio may be over-weighted in certain sectors such as information technology, health care, or financials; therefore, any negative development affecting those sectors will have a greater impact on the Fund.

Mid-Cap and Small-Cap Risk. Stocks of mid-cap and small-cap companies are riskier than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap and small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. These risks are higher for small-cap companies.

ETF and Other Investment Company Risk. The Fund may invest in ETFs and other investment companies (“Underlying Funds”). As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

REIT Risk. The Fund may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year as represented by the performance of Investor Class shares. The table below shows how the Fund’s average annual total returns for the one-year, five-year, and since inception periods compare to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) of the Fund is not necessarily an indication of how it will perform in the future. The performance of the Fund’s Institutional Class Shares would differ from the Investor Class returns shown in the bar chart because the expenses of the Classes differ. The Fund was reorganized on October 28, 2013 from a series of The Epiphany Funds, a trust established under the laws of Ohio, (the “Large Cap Predecessor Fund”), to a series of Valued Advisers Trust, a Delaware statutory trust (the “Large Cap Reorganization”). The performance information below is intended to serve as an illustration of the variability of the Fund’s returns since inception. The Fund is a continuation of the Large Cap Predecessor Fund and has the same investment objective and strategies of the Large Cap Predecessor Fund. While the Fund is substantially similar to the Large Cap Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance during the same time period may have been different than the performance of the Large Cap Predecessor Fund due to, among other things, differences in fees and expenses. Prior to October 13, 2017 Investor Class shares were known as Class N shares.

(as of December 31)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	2nd Quarter, 2020	21.01%
Worst Quarter:	1st Quarter, 2020	(22.17%)

Average Annual Total Returns (for the period ended December 31, 2021)

Fund	One Year	Five Years	Ten Years
Return Before Taxes (Investor Class)[1]	27.18%	17.03%	14.75%
Return After Taxes on Distributions (Investor Class)	23.38%	14.69%	13.12%
Return After Taxes on Distributions and Sale of Fund Shares (Investor Class)	18.26%	13.23%	11.94%
Return Before Taxes (Institutional Class)[2]	27.50%	17.32%	[3]
S&P 500	28.71%	18.47%	16.55%

[1]	The Investor Class Shares commenced operations on March 1, 2010.

[2]	Institutional Class Shares commenced operations on October 29, 2013.

[3]	The Average Annual Total Return Since Inception (October 29, 2013) for the Institutional Class Shares is 13.59%.

After-tax returns are shown for the Investor Class shares only. After-tax returns for Institutional Class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (855) 280-9648. Performance data current to the most recent quarter end may be obtained on the Fund’s website at www.danafunds.com.

Portfolio Management

Investment Adviser. Dana Investment Advisors, Inc.

Portfolio Managers.

Duane Roberts — Director of Equities, Portfolio Manager of Dana Investment Advisors, Inc.

Greg Dahlman — Senior Vice President, Portfolio Manager of Dana Investment Advisors, Inc.

David Stamm — Senior Vice President, Portfolio Manager of Dana Investment Advisors, Inc.

Each individual has served as a portfolio manager since the Fund’s inception in March 2010.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the section of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 17 of the prospectus.

FUND SUMMARY

DANA EPIPHANY ESG SMALL CAP EQUITY FUND

Investment Objective

The investment objective of the Dana Epiphany ESG Small Cap Equity Fund (the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	None
Fee for Redemptions Paid by Wire	$15.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	1.30%
Total Annual Fund Operating Expenses	2.05%
Fee Waiver/Expenses Reimbursement	(1.10)%
Total Annual Fund Operating Expenses After Fee Waiver/Expenses Reimbursement[1]	0.95%

1.	Total Annual Fund Operating Expenses After Fee Waiver/Expenses Reimbursement reflects that Dana Investment Advisors, Inc. (the “Adviser”) has entered into an operating expense limitation agreement where it has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2023, so that Total Annual Fund Operating Expenses do not exceed 0.95% of the Fund’s average daily net assets. This operating expense limitation agreement does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Fund Fees and Expenses”). Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or reimbursement and the expense limitation in place at the time of the repayment. This operating expense limitation agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the one-year numbers shown below reflect the Adviser’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$97	$536	$1,002	$2,291

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 92%.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through investment in publicly-traded equity securities using a disciplined, risk-controlled investment process. The investment process is a sector-neutral, relative-value approach that has been used by the Adviser with its private clients since 1999. The investment process seeks to minimize volatility (and thus, control risk) by utilizing several strategies including, but not limited to, rebalancing the portfolio quarterly to be within 1% of its target benchmark sector weights, relatively equally weighting position sizes within each sector, and maintaining positions at less than 4% of the portfolio. The Fund’s benchmark for sector weights is the Russell 2000® Index. “Sector-neutral, relative-value” refers to the Adviser striving to keep sector diversification within the Fund’s portfolio similar to that in its target benchmark. To do this, the Adviser will generally emphasize valuation metrics within each sector when analyzing securities. Valuation metrics may include evaluating the pricing of a security based off its price to earnings ratio, price to cash flow ratio, price to book value ratio and earnings to growth ratio.

The Adviser employs a risk-controlled relative-value equity strategy. Under normal circumstances, the Fund will invest at least 80% of its net assets in a diversified portfolio of equity securities of small capitalization companies, with an emphasis on equity securities of U.S. issuers. The Fund considers small capitalization companies to be companies within the range of those companies included in the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index as of December 31, 2021 was $32 million to $14 billion. Because small capitalization companies are defined by reference to an index, the range of market capitalization companies in which the Fund invests may vary with market conditions. The Fund may also invest a portion of its assets in equity securities of companies of any size, including what are commonly referred to as mid-cap and large-cap companies (generally those companies with market capitalizations exceeding $5 billion). The Fund may invest up to 20% of its net assets in securities other than small capitalization companies.

The Fund portfolio is designed to resemble the small cap market, add value above market returns through superior stock selection, yet exhibit lower volatility than the small cap market. Individual securities in the Fund are chosen after rigorous fundamental research to identify companies with attractive valuations relative to peer companies, relative to the broader economic sector in which companies are members, and relative to the historical and forecasted growth the companies may exhibit.

The investment portfolio will be constructed and monitored using top-down risk controls designed to minimize volatility while allowing the opportunity to add excess returns. The portfolio managers may also sell a security when they determine that the company’s fundamentals are no longer compatible with the Fund’s objectives or when other securities offer a more attractive investment opportunity. Top-down risk controls would include sector neutrality to the Fund’s benchmark with relatively equal weighted positions limited to a maximum 4% weighting. Such controls have historically reduced volatility by ensuring the portfolio is well diversified and not over concentrated to any particular sector or security.

The Adviser’s environmental, social, and governance (“ESG”) screening process is then applied to the eligible securities. Under normal circumstances, at least 80% of the Fund’s net assets will be subject to the ESG screening process. Application of the screening process is based on information known by the Adviser and information provided by third parties that compile and publish such data. As part of this process, the Adviser incorporates ESG-related information from a variety of third-party vendors, including MSCI, Sustainalytics, Institutional Shareholder Services (ISS), and Bloomberg. The Adviser then uses this information to apply proprietary quantitative modeling to analyze ESG-related criteria about eligible securities. In addition, the Adviser incorporates negative screening (exclusions) based on enumerated criteria. These enumerated screening criteria are consistent with the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines and other Christian teachings, which the Adviser believes are based on responsible investing consistent with Christian moral and social justice principles. These criteria are reviewed from time to time by the Adviser.

Companies will generally be excluded that are known to:

●	Directly participate in abortion;

●	Manufacture contraceptives;

●	Produce pornographic media content;

●	Engage in scientific research on human fetuses or embryos;

●	Have recent material fines or legal judgments relating to employee discrimination or human rights abuses, employee health or safety or environmental violations;

●	Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

Eligible companies are further evaluated and an assessment is made concerning their record on human rights, environment and corporate governance, both positive and negative. The screening process is designed to measure a company’s impact on people, communities and the market and is an integral part of the investment process.

Once it has been determined that a company is eligible for investment, the portfolio managers apply economic criteria to select equity securities for the Fund’s portfolio to correlate to the stock sectors of the Russell 2000® Index. Economic criteria used includes the company’s valuation, growth potential, dividend policy, and other economic factors. The portfolio holdings of eligible companies within each sector are relatively weighted as equally as feasible at the time of purchase, with the portfolio managers purchasing new positions approximately equal in weight to the other companies held within the applicable sector. The Adviser will rebalance the portfolio holdings from time to time as it deems appropriate. From time to time investments may no longer be considered eligible given changes in their economic outlook or their compliance with the Adviser’s screening process. In such a case, the Fund may sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity. Whether to hold or sell a security in the Fund that no longer passes the screening process is at the discretion of the Adviser, who may opt to hold the security based on the security’s anticipated appreciation, as a means to effect change in the activities or policies of the company or as a means to defer or eliminate trading costs associated with the sale of the security. The Fund may hold cash in addition to the securities of companies, primarily as a means to pay redemption requests. Otherwise, the Fund intends to remain fully invested. In addition to common stocks, the Fund may from time to time purchase other equities such as real estate investment trusts (“REITs”), shares of other investment companies and exchange-traded funds (“ETFs”), mainly as an alternative to holding cash prior to investment. To the extent that investments in other investment companies and ETFs are included in order to satisfy the requirement to invest at least 80% of the Fund’s net assets according to the ESG guidelines outlined above, the Fund will take reasonable steps to verify that the holdings of these underlying funds meet the ESG screening criteria.

Principal Risks

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund.

Investment Style Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

ESG Risk. The universe of acceptable investments for the Fund may be limited as compared to other funds due to the Fund’s ESG investment screening. Because the Fund does not invest in companies that do not meet its ESG criteria, and the Fund may sell portfolio companies that subsequently violate its screens, the Fund may be riskier than other mutual funds that invest in a broader array of securities. Although the Adviser believes that the Fund can achieve its investment objective within the parameters of ESG investing, eliminating certain securities as investments may have an adverse effect on the Fund’s performance. Furthermore, when analyzing ESG criteria for securities, to the extent the portfolio management team relies on the information and scoring models published by third party sources, there is a risk that this information might be incorrect or only take into account one of many ESG related components of portfolio companies. Moreover, scores and ratings across third party providers may be inconsistent or incomparable.

Small-Cap Risk. Stocks of small-cap companies are riskier than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. Smaller companies may experience higher failure rates than do larger companies. Smaller companies may also have limited markets and product lines.

Mid-Cap Risk. Stocks of mid-cap companies are riskier than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, pandemics, natural disasters, and political events affect the securities markets. Movements in the stock market may affect adversely the specific securities held by the Fund on a daily basis, and, as a result, such movements may negatively affect the Fund’s net asset value per share (“NAV”). When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Pandemic Risk. The global outbreak of the COVID-19 virus and the resulting governmental responses to address the pandemic have disrupted global economic markets and contributed to significant volatility in certain markets, and the economic impact, duration and spread of the COVID-19 pandemic remains uncertain at this time. The performance of the Fund may be impacted by COVID-19, which may in turn impact the value of your investment.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Industry Risk. The Fund’s portfolio may be over-weighted in certain industries and under-weighted in other industries; therefore, any positive or negative developments affecting those industries will have a greater impact on the Fund.

Sector Risk. The Fund’s portfolio may be over-weighted in certain sectors such as financials, health care, industrials, or information technology; therefore, any negative development affecting those sectors will have a greater impact on the Fund.

ETF and Other Investment Company Risk. The Fund may invest in ETFs and other investment companies (“Underlying Funds”). As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

REIT Risk. The Fund may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year as represented by the performance of Institutional Class shares. The table below shows how the Fund’s average annual total returns for the one-year and since inception periods compare to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) of the Fund is not necessarily an indication of how it will perform in the future. Prior to November 1, 2020, the Fund was known as the Dana Small Cap Equity Fund, and prior to October 1, 2020, its investment strategy did not include an ESG component. If the Fund’s current strategy was used, its performance during the periods presented below may have been different.

(as of December 31)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	4th Quarter, 2020	29.04%
Worst Quarter:	1st Quarter, 2020	(33.46%)

Average Annual Total Returns (for the period ended December 31, 2021)

Fund	One Year	Five Years	Since Inception 11/3/15
Return Before Taxes	30.97%	10.81%	9.55%
Return After Taxes on Distributions	28.41%	9.93%	8.83%
Return After Taxes on Distributions and Sale of Fund Shares	20.06%	8.43%	7.50%
Morningstar US Small Core Index*	21.17%	10.26%	11.07%
Russell 2000	14.82%	12.02%	12.33%

*	Prior to May 13, 2021, the Fund’s benchmark was the FTSE Russell 2000® Index. Effective May 13, 2021, the Fund’s benchmark is the Morningstar US Small Core Index. Access to FTSE Russell 2000® Index data has become cost-prohibitive for the Fund. The composition of the two indexes is substantially similar, and in the opinion of the Adviser, the Morningstar US Small Core Index provides an appropriate broad-based market comparison for the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (855) 280-9648. Performance data current to the most recent quarter end may be obtained on the Fund’s website at www.danafunds.com.

Portfolio Management

Investment Adviser. Dana Investment Advisors, Inc.

Portfolio Managers.

Michael Honkamp – Senior Vice President, Portfolio Manager of Dana Investment Advisors, Inc.

David Stamm — Senior Vice President, Portfolio Manager of Dana Investment Advisors, Inc.

Duane Roberts – Director of Equities, Portfolio Manager of Dana Investment Advisors, Inc.

Ann Roberts – ESG Analyst of Dana Investment Advisors, Inc.

Each individual, with the exception of Ann Roberts, has served as a portfolio manager since the Fund’s inception in November 2015. Ms. Roberts has served as a portfolio manager since November 2020.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the section of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 17 of the prospectus.

FUND SUMMARY

DANA EPIPHANY ESG EQUITY FUND

Investment Objective

The investment objective of the Dana Epiphany ESG Equity Fund (the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	None
Fee for Redemptions Paid by Wire	$15.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.47%
Total Annual Fund Operating Expenses	1.12%
Fee Waiver/Expenses Reimbursement	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver/Expenses Reimbursement[1]	0.85%

1.	Total Annual Fund Operating Expenses After Fee Waiver/Expenses Reimbursement reflects that Dana Investment Advisors, Inc. (the “Adviser”) has entered into an operating expense limitation agreement where it has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2023, so that Total Annual Fund Operating Expenses do not exceed 0.85% of the Fund’s average daily net assets. This operating expense limitation agreement does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Fund Fees and Expenses”). Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or reimbursement and the expense limitation in place at the time of the repayment. This operating expense limitation agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the one-year numbers shown below reflect the Adviser’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$87	$329	$591	$1,339

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 18%.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through investment in publicly traded equity securities using a disciplined, risk-controlled investment process. The investment process is a sector-neutral relative-value approach that has been used by the Adviser since 1999.

The Fund employs a risk-controlled relative-value equity strategy. The Fund is designed to resemble the broad market, add value above market returns through superior stock selection and yet exhibit lower volatility than the market. The investment process combines quantitative and fundamental techniques. Individual securities in the Fund are chosen after fundamental research to identify companies with attractive valuations relative to peer companies, relative to the broader economic sector in which companies are members, and relative to the historical and forecasted growth the companies may exhibit.

The investment process seeks to minimize volatility (and thus control risk) by utilizing several strategies including, but not limited to, rebalancing the portfolio quarterly to be within 1% of its target benchmark sector weights, relatively equally weighting position sizes within each sector, and maintaining positions at less than 4% of the portfolio. The Fund’s benchmark is the Standard & Poor’s 500® Index (“S&P 500”). “Sector-neutral, relative-value” refers to the Adviser striving to keep sector diversification within the Fund’s portfolio similar to that in its target benchmark. To do this, the Adviser will generally emphasize valuation metrics within each sector when analyzing securities. Valuation metrics may include evaluating the pricing of a security based off its price to earnings ratio, price to cash flow ratio, price to book value ratio, and earnings to growth ratio.

Under normal circumstances, the Fund will invest at least 80% of its net assets in a diversified portfolio of equity securities. Normally, the Adviser selects from a group of equity securities with market capitalizations above $10 billion, although the Fund may also invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies. The Adviser’s environmental, social, and governance (“ESG”) screening process is then applied to the eligible securities. Under normal circumstances, at least 80% of the Fund’s net assets will be subject to the ESG screening process. Application of the screening process is based on information known by the Adviser and information provided by third parties that compile and publish such data. As part of this process, the Adviser incorporates ESG-related information from a variety of third-party vendors, including MSCI, Sustainalytics, Institutional Shareholder Services (ISS), and Bloomberg. The Adviser then uses this information to apply proprietary quantitative modeling to analyze ESG-related criteria about eligible securities. In addition, the Adviser incorporates negative screening (exclusions) based on enumerated criteria. These enumerated screening criteria are consistent with the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines and other Christian teachings, which the Adviser believes are based on responsible investing consistent with Christian moral and social justice principles. These criteria are reviewed from time to time by the Adviser.

Companies will generally be excluded that are known to:

●	Directly participate in abortion;

●	Manufacture contraceptives;

●	Produce pornographic media content;

●	Engage in scientific research on human fetuses or embryos;

●	Have recent material fines or legal judgments relating to employee discrimination or human rights abuses, employee health or safety or environmental violations;

●	Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

Eligible companies are further evaluated and an assessment is made concerning their record on human rights, environment and corporate governance, both positive and negative. The screening process is designed to measure a company’s impact on people, communities and the market and is an integral part of the investment process.

Once it has been determined that a company is eligible for investment, the portfolio managers apply economic criteria to select equity securities for the Fund’s portfolio to correlate to the stock sectors of the S&P 500. Economic criteria used includes the company’s valuation, growth potential, dividend policy, and other economic factors. The portfolio holdings of eligible companies within each sector are relatively weighted as equally as feasible at the time of purchase, with the portfolio managers purchasing new positions approximately equal in weight to the other companies held within the applicable sector. The Adviser will rebalance the portfolio holdings from time to time as it deems appropriate. From time to time investments may no longer be considered eligible given changes in their economic outlook or their compliance with the Adviser’s screening process. In such a case, the Fund may sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity. Whether to hold or sell a security in the Fund that no longer passes the screening process is at the discretion of the Adviser, who may opt to hold the security based on the security’s anticipated appreciation, as a means to effect change in the activities or policies of the company or as a means to defer or eliminate trading costs associated with the sale of the security. The Fund may hold cash in addition to the securities of companies, primarily as a means to pay redemption requests. Otherwise, the Fund intends to remain fully invested. In addition to common stocks, the Fund may from time to time purchase other equities such as real estate investment trusts (“REITs”), shares of other investment companies and exchange-traded funds (“ETFs”), mainly as an alternative to holding cash prior to investment. To the extent that investments in other investment companies and ETFs are included in order to satisfy the requirement to invest at least 80% of the Fund’s net assets according to the ESG guidelines outlined above, the Fund will take reasonable steps to verify that the holdings of these underlying funds meet the ESG screening criteria.

Principal Risks

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund.

Investment Style Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

ESG Risk. The universe of acceptable investments for the Fund may be limited as compared to other funds due to the Fund’s ESG investment screening. Because the Fund does not invest in companies that do not meet its ESG criteria, and the Fund may sell portfolio companies that subsequently violate its screens, the Fund may be riskier than other mutual funds that invest in a broader array of securities. Although the Adviser believes that the Fund can achieve its investment objective within the parameters of ESG investing, eliminating certain securities as investments may have an adverse effect on the Fund’s performance. Furthermore, when analyzing ESG criteria for securities, to the extent the portfolio management team relies on the information and scoring models published by third party sources, there is a risk that this information might be incorrect or only take into account one of many ESG related components of portfolio companies. Moreover, scores and ratings across third party providers may be inconsistent or incomparable.

Mid-Cap and Small-Cap Risk. Stocks of mid-cap and small-cap companies are riskier than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap and small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. These risks are higher for small-cap companies.

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, pandemics, natural disasters, and political events affect the securities markets. Movements in the stock market may affect adversely the specific securities held by the Fund on a daily basis, and, as a result, such movements may negatively affect the Fund’s net asset value per share (“NAV”). When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Pandemic Risk. The global outbreak of the COVID-19 virus and the resulting governmental responses to address the pandemic have disrupted global economic markets and contributed to significant volatility in certain markets, and the economic impact, duration and spread of the COVID-19 pandemic remains uncertain at this time. The performance of the Fund may be impacted by COVID-19, which may in turn impact the value of your investment.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Industry Risk. The Fund’s portfolio may be over-weighted in certain industries such as industrial services or health care technology, and under-weighted in other industries such as pharmaceuticals or defense; therefore, any positive or negative developments affecting those industries will have a greater impact on the Fund.

Sector Risk. The Fund’s portfolio may be over-weighted in certain sectors such as information technology, health care, or financials; therefore, any negative development affecting those sectors will have a greater impact on the Fund.

ETF and Other Investment Company Risk. The Fund may invest in ETFs and other investment companies (“Underlying Funds”). As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

REIT Risk. The Fund may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

Performance

As the result of a reorganization, which occurred on December 19, 2018, the Fund adopted the historical performance of the Epiphany FFV Fund (the “ESG Predecessor Fund”), a series of Epiphany Funds.

The returns presented below for the Fund reflect the performance of the ESG Predecessor Fund for periods prior to December 19, 2018. The Fund has adopted the performance of the ESG Predecessor Fund as the result of a reorganization consummated after the close of business on December 19, 2018, in which the Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the ESG Predecessor Fund (the “ESG Reorganization”). The performance of the Institutional Class shares of the Fund is based on the performance of the Class I shares of the ESG Predecessor Fund. Prior to the ESG Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations.

The ESG Predecessor Fund was managed by a different investment adviser and different portfolio managers than the Fund. The performance information below is intended to serve as an illustration of the variability of the Fund’s returns since the Fund is a continuation of the ESG Predecessor Fund and has the same investment objective and substantially similar strategies as the ESG Predecessor Fund. While the Fund is substantially similar to the ESG Predecessor Fund and theoretically would have invested in a similar portfolio of securities, the Fund’s performance during the same time period may have been different than the performance of the ESG Predecessor Fund due to, among other things, differences in strategies, fees and expenses.

The bar chart below shows how the Fund’s investment results have varied from year to year as represented by the performance of its Institutional Class shares. Results prior to December 19, 2018 are for the Class I shares of the ESG Predecessor Fund. The table below shows how the Fund’s average annual total returns for the one-year, five-year, and ten-year periods compare to those of a broad-based securities market index. Results prior to December 19, 2018 are for the ESG Predecessor Fund. Past performance (before and after taxes) of the Fund and the ESG Predecessor Fund is not necessarily an indication of how the Fund will perform in the future. Prior to May 31, 2017, the ESG Predecessor Fund’s Class I shares were called Class C shares, and the fee structure was different. Those shares sold before May 31, 2017 were subject to a contingent deferred sales load, which is not reflected in the returns set forth in the table below. If the contingent deferred sales load was included, the returns would be less than those shown.

(as of December 31)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	2nd Quarter, 2020	21.91%
Worst Quarter:	1st Quarter, 2020	(21.67%)

Average Annual Total Returns (for the period ended December 31, 2021)

Fund	One Year	Five Years	Ten Years
Return Before Taxes [1]	25.81%	16.10%	13.15%
Return After Taxes on Distributions	25.28%	13.10%	10.73%
Return After Taxes On Distributions and Sale of Fund Shares	15.66%	11.89%	9.90%
S&P 500 Index	28.71%	18.47%	16.55%

[1]	Returns shown for periods prior to December 19, 2018 are for Class I shares of the ESG Predecessor Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (855) 280-9648. Performance data current to the most recent quarter end may be obtained on the Fund’s website at www.danafunds.com.

Portfolio Management

Investment Adviser. Dana Investment Advisors, Inc.

Portfolio Managers.

Duane Roberts – Director of Equities, Portfolio Manager of Dana Investment Advisors, Inc.

Sean McLeod – Equity Portfolio Manager and Analyst of Dana Investment Advisors, Inc.

David Weinstein – Equity Portfolio Manager and Analyst of Dana Investment Advisors, Inc.

Ann Roberts – ESG Analyst of Dana Investment Advisors, Inc.

Each individual has served as a portfolio manager of the Fund since December, 2018.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the section of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 17 of the prospectus.

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
$1,000 for all account types for Investor Class Shares	By Mail:
Dana Family of Funds
$1,000,000 for all account types	[Name of Fund]
for Institutional Class Shares	Ultimus Fund Solutions, LLC
P.O. Box 46707
Minimum for Subsequent Investments is	Cincinnati, OH 45246-0707
$250 for Investor Class shares, and $1,000 for
Institutional Class Shares	By Phone: (855) 280-9648

You may purchase or sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Funds’ transfer agent by calling (855) 280-9648, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to the address above.

Tax Information

The Funds’ distributions will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Distributions from a tax-advantaged account may be subject to taxation at ordinary income tax rates when withdrawn from such an account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Dana Large Cap Equity Fund

Investment Objective of the Dana Large Cap Equity Fund

The investment objective of the Dana Large Cap Equity Fund (the “Fund”) is to seek long-term growth of capital.

The Fund’s investment objective is not fundamental and may be changed without shareholder approval. The Fund will provide 60 days’ advance notice of any change in the investment objective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through investment in publicly-traded equity securities using a disciplined, risk-controlled investment process. The investment process is a sector-neutral relative-value approach that has been used by the Adviser since 1999. The investment process seeks to minimize volatility (and thus, control risk) by utilizing several strategies including, but not limited to, rebalancing the portfolio quarterly to be within 1% of its target benchmark sector weights, relatively equally weighting position sizes within each sector, and maintaining positions at less than 4% of the portfolio. In cases of holdings in the benchmark that are over 4%, the Fund has the flexibility to hold above 4% position weights, up to the weight of the holding within the benchmark, subject to the diversification limitations of the 1940 Act. “Sector-neutral, relative-value” refers to the Adviser striving to keep sector diversification within the Fund’s portfolio similar to that in its target benchmark. To do this, the Adviser will generally emphasize valuation metrics within each sector when analyzing securities. Valuation metrics may include evaluating the pricing of a security based on its price to earnings ratio, price to cash flow ratio, price to book value ratio and earnings to growth ratio.

The Fund employs a risk-controlled relative-value equity strategy. The Fund portfolio is designed to resemble the broad market (i.e., the Fund’s target benchmark), add value above market returns through superior stock selection, yet exhibit lower volatility than the market. The market capitalization range of the S&P 500® Index as of December 31, 2021 was $3.98 billion to $2.91 trillion. The starting universe used to select equity securities is the largest 700 companies listed on major U.S. exchanges, based on market capitalization. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in large cap equity securities, which the Adviser defines as companies having a market capitalization of over $10 billion at the time of purchase. While the Fund selects stocks from the 700 largest companies, the Fund may also invest a portion of its assets in equity securities of companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $10 billion, respectively). The investment process is a hybrid of quantitative and fundamental techniques. Individual securities in the Fund are chosen after rigorous fundamental research to identify companies with attractive valuations relative to peer companies, relative to the broader economic sector in which companies are members, and relative to the historical and forecasted growth the companies may exhibit. The investment portfolio will be constructed and monitored using top-down risk controls designed to minimize volatility while allowing the opportunity to add excess returns. Top-down risk controls would include sector neutrality to the Fund’s benchmark with relatively equal weighted positions generally limited to a maximum 4% weighting, subject to the exceptions described above. Such controls have historically reduced volatility by ensuring the portfolio is well diversified and not over concentrated in any particular sector or security.

Dana Epiphany ESG Small Cap Equity Fund

Investment Objective of the Dana Epiphany ESG Small Cap Equity Fund

The investment objective of the Dana Epiphany ESG Small Cap Equity Fund (the “Fund”) is to seek long-term growth of capital.

The Fund’s investment objective is not fundamental and may be changed without shareholder approval. The Fund will provide 60 days’ advance notice of any change in the investment objective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through investment in publicly-traded equity securities using a disciplined, risk-controlled investment process. The investment process is a sector-neutral relative-value approach that has been used by the Adviser since 1999. The investment process seeks to minimize volatility (and thus, control risk) by utilizing several strategies including, but not limited to, rebalancing the portfolio quarterly to be within 1% of its target benchmark sector weights, relatively equally weighting position sizes within each sector, and maintaining positions at less than 4% of the portfolio. “Sector-neutral, relative-value” refers to the Adviser striving to keep sector diversification within the Fund’s portfolio similar to that in its target benchmark. To do this, the Adviser will generally emphasize valuation metrics within each sector when analyzing securities. Valuation metrics may include evaluating the pricing of a security based off its price to earnings ratio, price to cash flow ratio, price to book value ratio and earnings to growth ratio.

The Adviser employs a risk-controlled relative-value equity strategy. Under normal circumstances, the Fund will invest at least 80% of its net assets in a diversified portfolio of equity securities of small capitalization companies, with an emphasis on equity securities of U.S. issuers. The Fund considers small capitalization companies to be companies within the range of those companies included in the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index as of December 31, 2021 was $32 million to $14 billion.

Because small capitalization companies are defined by reference to an index, the range of market capitalization companies in which the Fund invests may vary with market conditions. The Fund may also invest a portion of its assets in equity securities of companies of any size, including what are commonly referred to as mid-cap and large-cap companies (generally those companies with market capitalization exceeding $5 billion). The Fund may invest up to 20% of its net assets in securities other than small capitalization companies.

The Fund portfolio is designed to resemble the small cap market, add value above market returns through superior stock selection yet exhibit lower volatility than the small cap market. Individual securities in the Fund are chosen after rigorous fundamental research to identify companies with attractive valuations relative to peer companies, relative to the broader economic sector in which companies are members, and relative to the historical and forecasted growth the companies may exhibit. The investment portfolio will be constructed and monitored using top-down risk controls designed to minimize volatility while allowing the opportunity to add excess returns. The portfolio managers may also sell a security when they determine that the company’s fundamentals are no longer compatible with the Fund’s objectives or when other securities offer a more attractive investment opportunity. Top-down risk controls would include sector neutrality to the Fund’s benchmark with relatively equal weighted positions limited to a maximum 4% weighting. Such controls have historically reduced volatility by ensuring the portfolio is well diversified and not over concentrated to any particular sector or security.

The Adviser’s ESG screening process is then applied to the eligible securities. Under normal circumstances, at least 80% of the Fund’s net assets will be subject to the ESG screening process. Application of the screening process is based on information known by the Adviser and information provided by third parties that compile and publish such data. As part of this process, the Adviser incorporates ESG-related information from a variety of third-party vendors, including MSCI, Sustainalytics, Institutional Shareholder Services (ISS), and Bloomberg. The Adviser then uses this information to apply proprietary quantitative modeling to analyze ESG-related criteria about eligible securities. In addition, the Adviser incorporates negative screening (exclusions) based on enumerated criteria. These enumerated screening criteria are consistent with the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines and other Christian teachings, which the Adviser believes are based on responsible investing consistent with Christian moral and social justice principles. These criteria are reviewed from time to time by the Adviser.

Companies will generally be excluded that are known to:

●	Directly participate in abortion;

●	Manufacture contraceptives;

●	Produce pornographic media content;

●	Engage in scientific research on human fetuses or embryos;

●	Have recent material fines or legal judgments relating to employee discrimination or human rights abuses, employee health or safety or environmental violations;

●	Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

Eligible companies are further evaluated and an assessment is made concerning their record on human rights, environment and corporate governance, both positive and negative. The screening process is designed to measure a company’s impact on people, communities and the market and is an integral part of the investment process.

Once it has been determined that a company is eligible for investment, the portfolio managers apply economic criteria to select equity securities for the Fund’s portfolio to correlate to the stock sectors of the Russell 2000® Index. Economic criteria used includes the company’s valuation, growth potential, dividend policy, and other economic factors. The portfolio holdings of eligible companies within each sector are weighted as relatively equal as feasible at the time of purchase, with the portfolio managers purchasing new positions approximately equal in weight to the other companies held within the applicable sector. The Adviser will rebalance the portfolio holdings from time to time as it deems appropriate. From time to time investments may no longer be considered eligible given changes in their economic outlook or their compliance with the Adviser’s screening process. In such a case, the Fund may sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity. Whether to hold or sell a security in the Fund that no longer passes the screening process is at the discretion of the Adviser, who may opt to hold the security based on the security’s anticipated appreciation, as a means to effect change in the activities or policies of the company or as a means to defer or eliminate trading costs associated with the sale of the security. The Fund may hold cash in addition to the securities of companies, primarily as a means to pay redemption requests. Otherwise, the Fund intends to remain fully invested. In addition to common stocks, the Fund may from time to time purchase other equities such as real estate investment trusts (“REITs”), shares of other investment companies and exchange-traded funds (“ETFs”), mainly as an alternative to holding cash prior to investment. To the extent that investments in other investment companies and ETFs are included in order to satisfy the requirement to invest at least 80% of the Fund’s net assets according to the ESG guidelines outlined above, the Fund will take reasonable steps to verify that the holdings of these underlying funds meet the ESG screening criteria.

Dana Epiphany ESG Equity Fund

Investment Objective of the Dana Epiphany ESG Equity Fund

The investment objective of the Dana Epiphany ESG Equity Fund (the “Fund”) is to seek long-term growth of capital.

The Fund’s investment objective is not fundamental and may be changed without shareholder approval. The Fund will provide 60 days’ advance notice of any change in the investment objective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through investment in publicly traded equity securities using a disciplined, risk-controlled investment process. The investment process is a sector-neutral relative-value approach that has been used by the Adviser since 1999. The Fund employs a risk-controlled relative-value equity strategy. The Fund is designed to resemble the broad market, add value above market returns through superior stock selection and yet exhibit lower volatility than the market. The investment process combines quantitative and fundamental techniques. Individual securities in the Fund are chosen after fundamental research to identify companies with attractive valuations relative to peer companies, relative to the broader economic sector in which companies are members, and relative to the historical and forecasted growth the companies may exhibit.

The investment process seeks to minimize volatility (and thus control risk) by utilizing several strategies including, but not limited to, rebalancing the portfolio quarterly to be within 1% of its target benchmark sector weights, relatively equally weighting position sizes within each sector, and maintaining positions at less than 4% of the portfolio. The Fund’s benchmark is the S&P 500. The market capitalization range of the S&P 500® Index as of December 31, 2021 was $3.98 billion to $2.91 trillion. “Sector-neutral, relative-value” refers to the Adviser striving to keep sector diversification within the Fund’s portfolio similar to that in its target benchmark. To do this, the Adviser will generally emphasize valuation metrics within each sector when analyzing securities. Valuation metrics may include evaluating the pricing of a security based off its price to earnings ratio, price to cash flow ratio, price to book value ratio, and earnings to growth ratio.

Under normal circumstances, the Fund will invest at least 80% of its net assets in a diversified portfolio of equity securities. Normally, the Adviser selects from a group of equity securities with market capitalizations above $10 billion, although the Fund may also invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies. The Adviser’s ESG screening process is then applied to the eligible securities. Under normal circumstances, at least 80% of the Fund’s net assets will be subject to the ESG screening process. Application of the screening process is based on information known by the Adviser and information provided by third parties that compile and publish such data. As part of this process, the Adviser incorporates ESG-related information from a variety of third-party vendors, including MSCI, Sustainalytics, Institutional Shareholder Services (ISS), and Bloomberg. The Adviser then uses this information to apply proprietary quantitative modeling to analyze ESG-related criteria about eligible securities. In addition, the Adviser incorporates negative screening (exclusions) based on enumerated criteria. These enumerated screening criteria are consistent with the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines and other Christian teachings, which the Adviser believes are based on responsible investing consistent with Christian moral and social justice principles. These criteria are reviewed from time to time by the Adviser.

Companies will generally be excluded that are known to:

●	Directly participate in abortion;

●	Manufacture contraceptives;

●	Produce pornographic media content;

●	Engage in scientific research on human fetuses or embryos;

●	Have recent material fines or legal judgments relating to employee discrimination or human rights abuses, employee health or safety or environmental violations;

●	Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

Eligible companies are further evaluated and an assessment is made concerning their record on human rights, environment and corporate governance, both positive and negative. The screening process is designed to measure a company’s impact on people, communities and the market and is an integral part of the investment process.

Once it has been determined that a company is eligible for investment, the portfolio managers apply economic criteria to select equity securities for the Fund’s portfolio to correlate to the stock sectors of the S&P 500. Economic criteria used includes the company’s valuation, growth potential, dividend policy, and other economic factors. The portfolio holdings of eligible companies within each sector are weighted as relatively equal as feasible at the time of purchase, with the portfolio managers purchasing new positions approximately equal in weight to the other companies held within the applicable sector. The Adviser will rebalance the portfolio holdings from time to time as it deems appropriate. From time to time investments may no longer be considered eligible given changes in their economic outlook or their compliance with the Adviser’s screening process. In such a case, the Fund may sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity. Whether to hold or sell a security in the Fund that no longer passes the screening process is at the discretion of the Adviser, who may opt to hold the security based on the security’s anticipated appreciation, as a means to effect change in the activities or policies of the company or as a means to defer or eliminate trading costs associated with the sale of the security. The Fund may hold cash in addition to the securities of companies, primarily as a means to pay redemption requests. Otherwise, the Fund intends to remain fully invested. In addition to common stocks, the Fund may from time to time purchase other equities such as real estate investment trusts (“REITs”), shares of other investment companies and exchange-traded funds (“ETFs”), mainly as an alternative to holding cash prior to investment. To the extent that investments in other investment companies and ETFs are included in order to satisfy the requirement to invest at least 80% of the Fund’s net assets according to the ESG guidelines outlined above, the Fund will take reasonable steps to verify that the holdings of these underlying funds meet the ESG screening criteria.

Principal Risks of Investing in the Funds

The principal risks of investing in the Funds are described below. There may be circumstances that could prevent a Fund from achieving its investment goal and you may lose money by investing in the Fund. You should carefully consider each Fund’s investment risks before deciding whether to invest in the Fund.

Mid-Cap and Small-Cap Risk. Stocks of mid-cap and small-cap companies are riskier than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap and small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. These risks are higher for small-cap companies.

ESG Risk. With respect to the Dana Epiphany ESG Small Cap Equity Fund and the Dana Epiphany ESG Equity Fund, the universe of acceptable investments for each Fund may be limited as compared to other funds due to the Fund’s ESG investment screening. Because these Funds do not invest in companies that do not meet the ESG criteria, and a Fund may sell portfolio companies that subsequently violate its screens, these Funds may be riskier than other mutual funds that invest in a broader array of securities. Although the Adviser believes that each Fund can achieve its investment objective within the parameters of ESG investing, eliminating certain securities as investments may have an adverse effect on each Fund’s performance. Furthermore, when analyzing ESG criteria for securities, to the extent the portfolio management team relies on the information and scoring models published by third party sources, there is a risk that this information might be incorrect or only take into account one of many ESG related components of portfolio companies. Moreover, scores and ratings across third party providers may be inconsistent or incomparable.

ETF and Other Investment Company Risk. ETFs and other investment companies, including open-end mutual funds, are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, to the extent the Funds invest in ETFs and other investment companies, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF and other investment company is subject to its own specific risks, depending on the nature of the fund.

Mutual Fund Risk. Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject to management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with a Fund’s investment objective.

ETF Risk. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Funds will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value (“NAV”) if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting performance. Additional risks of investing in ETFs are described below:

ETF Strategy Risk: Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and commodities.

Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its NAV.

Tracking Risk: ETFs in which the Funds invest will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Investment Style Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Funds invest may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results. In addition, the Funds may allocate its assets so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case a Fund’s values may be adversely affected.

REIT Risk. The Funds may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended and failing to maintain their exemption from registration under the Investment Company Act of 1940 (“1940 Act”), as amended. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline.

Stock Market Risk. The Funds invest in common stocks, which subjects each Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which a Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that a Fund invests in, including the strength of the company’s management or the demand for its products or services. You should be aware that a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline as a result of national and global events such as recession, war, epidemics or pandemics, terrorism, natural disasters and other events which may have a significant impact on markets generally.

Pandemic Risk. The global outbreak of the COVID-19 virus and the resulting governmental responses to address the pandemic have disrupted global economic markets and contributed to significant volatility in certain markets, and the economic impact, duration and spread of the COVID-19 pandemic remains uncertain at this time. The performance of the Funds may be impacted by COVID-19, which may in turn impact the value of your investment.

Security Risk. The value of a Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Sector Risk. A Fund’s portfolio may be over-weighted in certain sectors, such as information technology, health care, financials, or industrials; therefore, any negative development affecting those sectors will have a greater impact on the Fund.

Industry Risk. A Fund’s portfolio may be over-weighted in certain industries and under-weighted in other industries; therefore, any positive or negative developments affecting those industries will have a greater impact on the Fund. The Dana Epiphany ESG Equity Fund, in particular, may be over-weighted in industries such as industrial services or health care technology, and under-weighted in industries such as pharmaceuticals or defense.

Cybersecurity Risk. The Funds and their service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Funds to lose or compromise confidential information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other operational disruptions. Successful cybersecurity breaches of the Funds and/or the Funds’ investment adviser, distributor, custodian, the transfer agent or other third party service providers may adversely impact the Funds and their shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, cause the release of private personal shareholder information, impede trading, subject the Funds to regulatory fines or financial losses, and/or cause reputational damage. The Funds rely on third-party service providers for many of the day-to-day operations, and are therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Funds from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. There is no guarantee the Funds will be successful in protecting against cybersecurity breaches.

An investment in the Funds is not a deposit at a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any mutual fund investment, the Funds’ returns will vary and you could lose money.

Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. In such instances, a Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; investment grade fixed income securities; repurchase agreements; commercial paper and cash equivalents. A Fund may invest in the securities described above at any time to maintain liquidity, pending selection of investments by the Adviser, or if the Adviser believes that sufficient investment opportunities that meet a Fund’s investment criteria are not available. By keeping cash on hand, a Fund may be able to meet shareholder redemptions without selling securities and realizing gains and losses. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective.

Is the Dana Large Cap Equity Fund right for you?

The Fund may be suitable for:

●	Long-term investors seeking a fund with an investment objective of long-term growth of capital.

●	Investors willing to accept price fluctuations in their investment.

●	Investors who want exposure to the large cap securities market.

Is the Dana Epiphany ESG Small Cap Equity Fund right for you?

The Fund may be suitable for:

●	Long-term investors seeking a fund with an investment objective of long-term growth of capital.

●	Investors willing to accept price fluctuations in their investment.

●	Investors who want exposure to the small cap securities market.

●	Investors who want exposure to companies that meet the Adviser’s ESG guidelines.

Is the Dana Epiphany ESG Equity Fund right for you?

The Fund may be suitable for:

●	Long-term investors seeking a fund with an investment objective of long-term growth of capital.

●	Investors willing to accept price fluctuations in their investment.

●	Investors who want exposure to companies that meet the Adviser’s ESG guidelines.

Information about each Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is included in the Statement of Additional Information (“SAI”).

HOW TO BUY SHARES

The Dana Epiphany ESG Small Cap Equity Fund and the Dana Epiphany ESG Equity Fund each offers one class of shares through this Prospectus. The Dana Large Cap Equity Fund offers two different classes of shares through this Prospectus. The share classes available to an investor in the Large Cap Fund may vary depending on how the investor wishes to purchase shares of the Large Cap Fund.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Funds reserve the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

The minimum initial investment in the Dana Large Cap Equity Fund is $1,000 for all account types for Investor Class Shares and the minimum initial investment in all Funds is $1,000,000 for all account types for Institutional Class Shares. The minimum subsequent investment for Investor Class shares is $250, and the minimum subsequent investment for Institutional Class is $1,000. The Adviser may, in its sole discretion, waive these minimums for accounts participating in an automatic investment program and in certain other circumstances. The Funds may waive or lower investment minimums for investors who invest in the Funds through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. The financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail — To be in proper form, your initial purchase request must include:

●	a completed and signed investment application form; and

●	a personal check with name pre-printed (subject to the minimum amount) made payable to the applicable Fund.

Mail the application and check to:

U.S. Mail:	Overnight:
Dana Family of Funds [Name of Fund] c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Dana Family of Funds [Name of Fund] c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr., Suite 450 Cincinnati, OH 45246

By Wire — You may also purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (855) 280-9648 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Fund Solutions, LLC, each Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds and their custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. The purchase price per share will be the NAV next determined after the wire purchase is accepted by a Fund. Any delays, which may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Funds at any time by mail, wire, automated clearing house (“ACH”), or automatic investment. Each additional mail purchase request must contain:

1.	Your name

2.	The name on your account(s)

3.	Your account number(s)

4.	A check made payable to the specific Dana Fund in which you want to invest

Checks should be sent to the Funds at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at (855) 280-9648 to obtain instructions.

Automated Clearing House (ACH)

Current shareholders may purchase additional shares via ACH. To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Funds may alter, modify or terminate this purchase option at any time.

Automatic Investment Plan

You may make regular investments in the Funds with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form and attaching a voided personal check. Investments may be made monthly to allow dollar- cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Transactions Through the Funds’ Website

You may purchase or redeem shares of the Funds through the website www.danafunds.com. To establish Internet transaction privileges you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase shares through the website you must also have ACH instructions on your account.

Tax Sheltered Retirement Plans

Shares of the Funds may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact Shareholder Services at (855) 280-9648 for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Funds from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees at (855) 280-9648.

Distribution Plan

The Dana Large Cap Equity Fund has adopted a Rule 12b-1 Plan with regard to Investor Class Shares. Under the Fund’s Rule 12b-1 Plan, the Fund pays a fee of 0.25% of the average daily net assets of the applicable class to help pay for expenses incurred in the promotion and distribution of Fund shares, and to provide compensation for the provision of shareholder support services associated with servicing Fund shareholders.

Because these fees are an ongoing expense, over time they reduce the net investment results of the Dana Large Cap Equity Fund and may cost you more than paying other types of sales charges.

Institutional Class shares are offered by each Fund and are not subject to a 12b-1 Plan.

Investor Class Shares

Investor Class Shares of the Dana Large Cap Equity Fund are available without a front-end sales charge. Investor Class Shares are made available to individual investors through mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks, or trust companies that have entered into a selling agreement with the Fund’s distributor. It is anticipated that Investor Class shares will be available on platforms with no transaction fees.

Other Purchase Information

The Funds may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the applicable Fund. The Funds and their transfer agent may refuse any purchase order for any reason. Cash, third party checks, counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) calendar day hold will be applied to the funds, (which means that you may not receive payment for your redeemed shares until the holding period has expired).

The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Funds are deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check, ACH, or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your redemption. If you redeem your shares through a broker/dealer or other financial institution, you may be charged a fee by that institution. You should consult with your broker-dealer or other financial institution for more information on these fees.

By Mail. You may redeem any part of your account in the Funds at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
Dana Family of Funds [Name of Fund] c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Dana Family of Funds [Name of Fund] c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr., Suite 450 Cincinnati, OH 45246

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account names, the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the NAV next calculated after the Funds receive your order in proper form. To be in good order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record, mailed to an address other than the address of record, if the mailing address has been changed within 15 days of the redemption request, any redemption transmitted by federal wire transfer to a bank other than the bank of record, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Funds may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion Stamp. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (855) 280-9648 if you have questions. At the discretion of the Funds or their transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account (up to $25,000) in the Funds by calling Shareholder Services at (855) 280-9648. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds to request that the privilege be removed from your account. If you own an IRA, you will be asked whether or not the Fund should withhold federal income tax. The Funds and their transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or their transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

By Wire. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares.

Redemptions in Kind

Generally, all redemptions will be paid in cash. The Funds typically expect to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of the applicable Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Funds reserve the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” If the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of a Fund’s NAV in securities instead of cash. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the applicable Fund uses to compute its NAV. Redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after a Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available.  Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid investments may be valued using estimated prices from one of the Trust’s approved pricing agents. If a Fund redeems your shares in kind, it will value the securities pursuant to policies and procedures adopted by the Board. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Fund Policy on Market Timing

Each Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. Market timing can be disruptive to the portfolio management process and may adversely impact the ability to implement investment strategies. In addition to being disruptive, the risks presented by market timing include higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the ability to maximize investment return; and potentially diluting the value of the share price. These risks can have an adverse effect on investment performance.

Although the Funds do not encourage frequent purchases and redemptions, the Board of Trustees of the Trust (the “Board”) has not adopted policies and procedures to detect and prevent market timing in the Funds because the Board of the Funds does not believe that market timing is a significant risk to the Funds given the type of securities held in each Fund. Accordingly, each Fund will permit frequent and short-term trading of shares of the Fund. The Funds may modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this prospectus. Although the Trustees do not believe that there is a significant risk associated with market timing for the Funds, the Funds cannot guarantee that such trading will not occur. Notwithstanding, the Funds reserve the right to refuse to allow any purchase by a prospective or current investor.

Additional Information

If you are not certain of the requirements for a redemption, please call Shareholder Services at (855) 280-9648. Redemptions specifying a certain date or share price cannot be accepted and will be returned. The length of time the Funds typically expect to pay redemption proceeds is similar regardless of whether the payment is made by check, wire, or ACH. The Funds typically expect to pay redemption proceeds for shares redeemed within the following days after receipt by the transfer agent of a redemption request in proper form:

●	For payment by check, the Funds typically expect to mail the check within one to three business days;

●	For payment by wire or ACH, the Funds typically expect to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Funds typically expect and may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the Securities and Exchange Commission (the “SEC”), the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. You may be assessed a fee if the Funds incur bank charges because you request that the Funds re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent via check by the Funds and not cashed within 180 days will be reinvested in the Funds at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Funds.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds may redeem all of your shares in the Funds on 30 days’ written notice if the value of your shares in the Funds are less than $1,000 for Investor Class shares, or less than $1,000,000 for Institutional Class shares due to redemption, or such other minimum amount as the Funds may determine from time to time. You may increase the value of your shares in the Funds to the minimum amount within the 30-day period. All shares of the Funds also are subject to involuntary redemption if the Board determines to liquidate a Fund. In such event, the Board may close a Fund with notice to shareholders but without obtaining shareholder approval. An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on a Fund’s NAV. Each Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the NYSE is closed on weekends, most federal holidays and Good Friday).The NAV of each class of the shares of each Fund is calculated by dividing the value of the total assets of the class (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares of the class outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after a Fund receives your order in proper form. In the event a Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Each Fund’s assets generally are valued at their market value. If market prices are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued at a fair value, pursuant to guidelines established by the Board. For example, a Fund may be obligated to fair value a foreign security because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. When pricing securities using the fair value guidelines established by the Board, a Fund (with the assistance of its service providers) seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. In this regard, the Adviser, pursuant to the terms of the investment advisory agreement with the Funds, has agreed to provide the Funds pricing information that the Adviser reasonably believes may assist in the determination of fair value consistent with requirements under the 1940 Act and each Fund’s valuation procedures.

Notwithstanding the foregoing, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Funds at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Funds’ fair value methodology is inappropriate. A Fund will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The Funds (and their service providers) continually monitor and evaluate the appropriateness of their fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in each Fund’s portfolio. To the extent the Funds invest in other mutual funds, the Fund’s NAV is calculated based, in part, upon the NAVs of such mutual funds; the prospectuses for those mutual funds in which the Funds will invest describe the circumstances under which those mutual funds will use fair value pricing, which, in turn, affects their NAVs.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Funds typically distribute to their respective shareholders as dividends all or substantially all of their net investment income and any realized net capital gains. These distributions are automatically reinvested in the Funds unless you request cash distributions on your application or through a written request to the Funds. The Funds expect that distributions will consist primarily of income and net realized capital gains. Each Fund will distribute dividends quarterly and capital gains annually. Net investment income distributed by the Funds generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as described below.

Capital gains are generated when a Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital. Special rules govern the treatment of certain gains from hedging strategies which may result in only a portion of any such gains being taxed at long-term capital gains rates.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Funds automatically will be invested in additional shares of the Funds. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Funds will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;

●	Dividend and capital gain distribution checks are not cashed within 180 days; or

●	Bank account of record is no longer valid.

For non-retirement accounts, dividend and capital gain distribution checks issued by a Fund that are not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV. When reinvested, those amounts are subject to risk of loss like any other investment in the Funds.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to each Fund’s shareholders, as discussed below.

Summary of Certain Federal Income Tax Consequences. The following information is meant as a general summary of the federal income tax provisions regarding the taxation of the Funds’ shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax adviser for advice about the federal, state, local and foreign tax consequences to them of investing in the Funds.

The Funds expect to distribute all or substantially all of their respective net investment income and net realized capital gain to their shareholders at least annually. Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Each Fund intends to qualify annually to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Code. As such, the Funds will not be taxed on amounts distributed, and shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Funds in cash or are reinvested in additional Fund shares. Distributions to non-corporate investors attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of Fund shares shortly before a Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received – even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid “buying a dividend,” check the Funds’ distribution schedule before you invest.

Taxable distributions paid by the Funds to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends-received deduction (“DRD”) for a portion of the dividends paid and designated by the Funds as qualifying for the DRD provided certain holding period requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long- term or short-term depending upon the shareholder’s holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

Ordinary income and capital gains distributions paid by each Fund, as well as gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Funds may be required to withhold U.S federal income tax (presently at the rate of twenty-four percent (24%)) on all taxable distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax, rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Cost Basis Reporting. Federal law requires that shareholders’ cost basis, gain/loss, and holding period is reported to the IRS and shareholders on Forms 1099-B when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen Average Cost as their default tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Forms 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Funds’

standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax adviser with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

This section is only a summary of some of the important U.S. federal income tax considerations of taxable U.S. shareholders that may affect your investment in the Funds. This summary is provided for general information purposes only and should not be considered as tax advice and may not be relied on by a prospective investor. This general summary does not apply to non-U.S. shareholders or tax-exempt shareholders, and does not address state, local or foreign taxes. More information regarding these considerations is included in the Funds’ SAI. All prospective investors and shareholders are urged and advised to consult their own tax adviser regarding the effects of an investment in the Funds on their particular tax situation.

MANAGEMENT OF THE FUNDS

Adviser. Dana Investment Advisors, Inc., 20700 Swenson Drive, Suite 400, Waukesha, Wisconsin 53186, serves as the adviser to each Fund. The Adviser has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The Adviser is a 100% employee owned, sub-chapter S corporation that became an SEC registered investment adviser in 1985. For over 35 years, the Adviser has achieved success by being able to provide above market returns with lower than average risk in their investment strategies. The philosophy is built around the fact that the markets are not 100% efficient and that value can be found in the marketplace. The Adviser has over 2,500 retail and institutional clients throughout the United States. As of December 31, 2021, the Adviser had over $7.4 billion in total entity assets under management.

The Dana Large Cap Equity Fund is required to pay the Adviser a fee equal to 0.65% of the Fund’s average daily net assets. During the fiscal year ended October 31, 2021, the Fund paid the Adviser a management fee equal to 0.52% of the Fund’s average daily net assets, after fee waivers and reimbursement.

The Dana Epiphany ESG Small Cap Equity Fund is required to pay the Adviser a fee equal to 0.75% of the Fund’s average daily net assets. During the fiscal year ended October 31, 2021, the Adviser waived its entire management fee with respect to the Small Cap Fund and reimbursed certain Fund expenses pursuant to its agreement to cap the Small Cap Fund’s expenses.

The Dana Epiphany ESG Equity Fund is required to pay the Adviser a fee equal to 0.65% of the Fund’s average daily net assets. During the fiscal year ended October 31, 2021, the Fund paid the Adviser a management fee equal to 0.38% of the Fund’s average daily net assets, after fee waivers and reimbursement.

A discussion of the factors that the Board considered in approving the advisory agreements for the Funds is available in the Funds’ annual report for the fiscal year ended October 31, 2021.

The Adviser has entered into an operating expense limitation agreement where it has contractually agreed to waive or limit its fees and to assume other expenses of each of the Dana Large Cap Equity Fund, the Dana Epiphany ESG Small Cap Equity Fund, and the Dana Epiphany ESG Equity Fund, so that Total Annual Fund Operating Expenses do not exceed 0.73%, 0.95%, and 0.85% of the Funds’ average daily net assets, respectively. The limitation is in effect until February 28, 2023. These operating expense limitation agreements do not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Fund Fees and Expenses”). Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the applicable Fund within three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or reimbursement and the expense limitation in place at the time of the repayment. These operating expense limitation agreements may only be terminated by mutual consent of the Adviser and the Board.

If you invest in the Funds through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Funds’ behalf. This fee may be based on the number of accounts or may be a percentage of the average value of each Fund’s shareholder accounts for which the financial intermediary provides services. The Funds may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Funds. To the extent that these fees are not paid by the Funds, the Adviser may pay a fee to financial intermediaries for such services.

To the extent that the Adviser, not the Funds, pays a fee to a financial intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Funds and the nature of the services provided by the financial intermediary. Although neither the Funds nor the Adviser pays for the Funds to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Funds may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Funds’ shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Funds may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

Portfolio Managers.

Greg Dahlman. Greg graduated Magna Cum Laude from the University of Wisconsin-Whitewater with a BBA in Finance and Economics in 1985. Greg joined Dana Investment Advisors in March 2006 as a Senior Vice President and Portfolio Manager. He is responsible for equity portfolio management and securities analysis, and participates in the investment process for all Dana large cap equity strategies. Greg serves as lead portfolio manager for Dana’s Large Growth portfolios. Greg has over 25 years of experience managing equity portfolios. Greg is a Chartered Financial Analyst and is a member of the CFA Institute and the CFA Society of Milwaukee.

Duane Roberts. Duane graduated from Rice University with a BS in Electrical Engineering and Mathematics in 1980. He earned an MS in Statistics from Stanford University in 1981 and an MBA from Southern Methodist University in 1999. Duane joined Dana Investment Advisors in June 1999 and is currently Director of Equities and Portfolio Manager. Duane serves as lead portfolio manager for the Large Cap Equity and Socially Responsible portfolios. He also is actively involved in the investment process for all other Dana equity strategies. Duane is a Chartered Financial Analyst and is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

David Stamm. Dave graduated from Valparaiso University with a BSBA in International Business in 1997. Dave joined Dana Investment Advisors in August 2007 and is currently a Senior Vice President and Portfolio Manager. He is responsible for equity portfolio management and securities analysis and contributes to all Dana equity strategies, with specific emphasis on the Large Value and Small Cap portfolios. Dave has 17 years of experience managing equity portfolios. Dave is a Chartered Financial Analyst and is a member of the CFA Institute and the CFA Society of Milwaukee.

Michael Honkamp. Mike joined Dana Investment Advisors in June 1999 and is currently a Senior Vice President and Portfolio Manager. Mike graduated from Santa Clara University with a BS in Economics in 1991 and earned an MBA from The American School of International Management (Thunderbird) in 1993. Mike has been in the investment industry since 1999 and managing equity portfolios since 2003. He is a Chartered Financial Analyst and member of the CFA Institute and the CFA Society of Milwaukee.

Sean McLeod. Sean joined Dana Investment Advisors in October 2016 and is currently an Equity Portfolio Manager and Analyst. Sean graduated from the University of Wisconsin-Madison with a BA in Finance, Investments, and Banking in 1994 and earned an MS in Finance, Investments, and Banking in 1996. Sean has held numerous positions, including Equity Analyst, Portfolio Manager, and Director of Equities since entering the industry in 1996. Sean is a CFA® charter holder and a member of the CFA Institute.

David Weinstein. David joined Dana Investment Advisors in May 2013 and is currently an Equity Portfolio Manager and Analyst. David graduated from the University of Notre Dame with an Honors Program degree in Political Science in 2005. He graduated cum laude from the University of Pittsburgh School of Law in 2008 and served as Managing Editor of the Law Review. David returned to Notre Dame and received his MBA in Investments in 2012, graduating magna cum laude.

Ann Roberts. Ann joined Dana Investment Advisors in May 2015 as an ESG Analyst, having performed ESG research for the company on a project basis since 2005. Ann graduated from Saint Mary’s College (Notre Dame, Indiana) in 1982 with a BA in English. In 2005 she completed a Master of Library Science from Texas Woman’s University.

The Funds’ SAI provides additional information about each Fund’s portfolio managers, including their compensation structure, other accounts managed, and ownership of shares of the Funds.

PRIOR PERFORMANCE OF THE ADVISER

Provided below is a composite showing the historical performance including all client accounts managed by the Adviser according to the same investment goal and substantially similar investment strategy and policies as those of the Dana Large Cap Equity Fund (called the “Dana Large Cap Equity Strategy”). For comparison purposes the performance composite is measured against the Dana Large Cap Equity Strategy’s benchmark, which is the S&P 500® Index.

This information is provided to illustrate the past performance of Dana Investment Advisors, Inc. in managing client accounts in a substantially similar manner as the Dana Large Cap Equity Fund but does not represent the performance of the Dana Large Cap Equity Fund. Past performance is no guarantee of future results. Performance results may be materially affected by market and economic conditions. Investors should not consider this performance data as an indication of future performance of the Dana Large Cap Equity Fund, or the return an individual investor might achieve by investing in the Dana Large Cap Equity Fund.

The Fund’s results may be lower than the composite performance figures shown because of, among other things, differences in fees and expenses. The Fund has higher fees and expenses. The Fund’s results may also be lower because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act or the Internal Revenue Code of 1986, as amended, which, if applicable, could have adversely affected the performance of the client accounts.

The Dana Large Cap Equity Strategy performance composite includes all client accounts managed by the Adviser with investment strategies, objectives and policies substantially similar to the Dana Large Cap Equity Fund. The performance results are calculated according to the Global Investment Performance Standards (GIPS). GIPS standards differ from those of the SEC. The composite performance is presented “net” of all actual fees and expenses of the account, including any sales loads, trading expenses and management fees. Use of the Fund’s expense structure would have lowered the performance result presented in the composite.

Dana Large Cap Strategy Annual Total Returns

Year Ended	Net of Fees	S&P 500 Index
2000	8.29%	-9.10%
2001	0.27%	-11.88%
2002	-19.53%	-22.10%
2003	29.78%	28.68%
2004	11.56%	10.88%
2005	12.45%	4.89%
2006	13.93%	15.80%
2007	5.25%	5.49%
2008	-33.50%	-37.00%
2009	18.81%	26.46%
2010	18.09%	15.06%
2011	2.36%	2.11%
2012	15.86%	16.00%
2013	32.80%	32.39%
2014	15.20%	13.69%
2015	-1.36%	1.38%
2016	6.49%	11.96%
2017	27.63%	21.83%
2018	-9.19%	-4.38%
2019	35.34%	31.49%
2020	12.74%	18.39%
2021	26.71%	28.71%

Average Annual Total Returns (through December 31, 2021)

	Net of Fees	S&P 500 Index
1 year	26.71%	28.71%
5 year	17.51%	18.47%
10 year	15.35%	16.55%
Since inception (6/29/1999)	8.95%	7.71%
Cumulative	482.49%	332.71%

*	The benchmark is the S&P 500 Index, which is a capitalization-weighted unmanaged index of 500 widely traded stocks, created by Standard & Poor’s, and considered to represent the performance of the stock market in general. The benchmark is unmanaged and does not incur fees or expenses. It is not possible to invest in an index, but you may be able to invest in exchange traded funds or other securities that attempt to replicate the holdings and performance of a particular index.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you better understand the financial performance of the Funds for the periods shown. Total return represents the rate you would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.

The financial highlights for the periods presented with respect to the Dana Large Cap Equity Fund and the Dana Epiphany ESG Small Cap Equity Fund, and for the fiscal years ended October 31, 2021, October 31, 2020 and October 31, 2019 with respect to the Dana Epiphany ESG Equity Fund have been audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the Annual Report to Shareholders and are incorporated by reference in the SAI, both of which are available free of charge upon request. The financial highlights for Dana Epiphany ESG Equity Fund for years ended October 31, 2018, and prior, were audited by other auditors.

Dana Large Cap Equity Fund – Institutional Class
Financial Highlights

(For a share outstanding during each year)

	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of year	$21.25	$22.69	$22.35	$22.64	$17.67
Investment operations:
Net investment income	0.17	0.23	0.38	0.32	0.32
Net realized and unrealized gain (loss) on investments	8.39	0.86	2.46	0.45	4.96
Total from investment operations	8.56	1.09	2.84	0.77	5.28
Less distributions to shareholders from:
Net investment income	(0.17)	(0.23)	(0.36)	(0.32)	(0.31)
Net realized gains	(0.44)	(2.30)	(2.14)	(0.74)	—
Total distributions	(0.61)	(2.53)	(2.50)	(1.06)	(0.31)
Redemption fees	—	—	—	—	—	(a)

Net asset value, end of year	$29.20	$21.25	$22.69	$22.35	$22.64
Total Return (b)	40.89%	4.65%	15.55%	3.27%	30.11%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$115,544	$91,379	$107,026	$176,954	$134,291
Before waiver
Ratio of expenses to average net assets	0.86%	0.91%	0.85%	0.86%	0.92%
After waiver
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.74	% (c)
Ratio of net investment income to average net assets	0.65%	1.10%	1.68%	1.41%	1.48%
Portfolio turnover rate(d)	30%	57%	50%	58%	50%

(a)	Rounds to less than $0.005 per share.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	This ratio includes the impact of overdraft fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 0.73% for the fiscal year ended October 31, 2017.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Dana Large Cap Equity Fund – Investor Class
Financial Highlights

(For a share outstanding during each year)

	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of year	$21.26	$22.69	$22.35	$22.64	$17.68
Investment operations:
Net investment income	0.10	0.18	0.30	0.28	0.24
Net realized and unrealized gain (loss) on investments	8.39	0.87	2.50	0.43	4.98
Total from investment operations	8.49	1.05	2.80	0.71	5.22
Less distributions to shareholders from:
Net investment income	(0.11)	(0.18)	(0.32)	(0.26)	(0.26)
Net realized gains	(0.44)	(2.30)	(2.14)	(0.74)	—
Total distributions	(0.55)	(2.48)	(2.46)	(1.00)	(0.26)
Redemption fees	—	—	—	—	—

Net asset value, end of year	$29.20	$21.26	$22.69	$22.35	$22.64
Total Return(a)	40.48%	4.43%	15.29%	3.01%	29.72%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$26,537	$24,615	$25,398	$28,870	$40,957
Before waiver
Ratio of expenses to average net assets	1.11%	1.16%	1.10%	1.11%	1.17%
After waiver
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.99	% (b)
Ratio of net investment income to average net assets	0.40%	0.85%	1.40%	1.17%	1.20%
Portfolio turnover rate(c)	30%	57%	50%	58%	50%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(b)	This ratio includes the impact of overdraft fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 0.98% for the fiscal year ended October 31, 2017.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Dana Epiphany ESG Small Cap Equity Fund – Institutional Class
Financial Highlights

(For a share outstanding during each period)

	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of year	$9.82	$10.24	$11.09	$11.43	$9.30
Investment operations:
Net investment income (loss)	(0.03)	0.01	0.01	(0.03)	— (a)
Net realized and unrealized gain (loss) on investments	6.12	(0.42)	(0.05)	(0.31)	2.14
Total from investment operations	6.09	(0.41)	(0.04)	(0.34)	2.14
Less distributions to shareholders from:
Net investment income	—	(0.01)	—	— (a)	(0.01)
Net realized gains	—	—	(0.81)	—	—
Total distributions	—	(0.01)	(0.81)	— (a)	(0.01)
Redemption fees	—	—	—	—	—

Net asset value, end of year	$15.91	$9.82	$10.24	$11.09	$11.43
Total Return (b)	62.02%	(4.04)%	0.83%	(2.95)%	23.08%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$17,439	$9,861	$12,421	$16,196	$14,011
Before waiver
Ratio of expenses to average net assets	2.05%	2.58%	1.88%	1.75%	2.02%
After waiver
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(0.24)%	0.02%	0.11%	(0.24)%	—%
Portfolio turnover rate	92%	88%	50%	78%	58%

(a)	Rounds to less than $0,005 per share.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

Dana Epiphany ESG Equity Fund – Institutional Class
Financial Highlights

(For a share outstanding during each year)

	Years Ended October 31,
	2021	2020	2019	2018	2017(a)
Selected Per Share Data
Net asset value, beginning of year	$10.25	$11.58	$11.80	$13.09	$10.86
Investment operations:
Net investment income	0.06	0.09	0.14	0.08 (b)	0.04 (b)
Net realized and unrealized gain (loss) on investments	3.87	0.47	1.15	0.74	2.37
Total from investment operations	3.93	0.56	1.29	0.82	2.41
Less distributions to shareholders from:
Net investment income	(0.06)	(0.10)	(0.12)	(0.08)	(0.01)
Net realized gains	(0.15)	(1.79)	(1.39)	(2.03)	(0.17)
Total distributions	(0.21)	(1.89)	(1.51)	(2.11)	(0.18)
Redemption fees	—	—	—	—	— (c)

Net asset value, end of year	$13.97	$10.25	$11.58	$11.80	$13.09
Total Return(d)	38.70%	4.76%	12.76%	6.32%	22.46%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$67,557	$13,062	$5,079	$6,485	$7,429
Before waiver
Ratio of expenses to average net assets	1.12%	2.00%	2.13%	1.63%	2.15%
After waiver
Ratio of expenses to average net assets	0.85%	0.85%	0.90%	1.25%	1.82%
Ratio of net investment income to average net assets	0.57%	0.89%	1.19%	0.62%	0.36%
Portfolio turnover rate	18%	67%	60%	23%	97%

(a)	Effective May 30, 2017, Class C shares were renamed Class I Shares. Effective December 19, 2018, Class I shares were renamed Institutional Class Shares.

(b)	Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

(c)	Rounds to less than $0.005 per share.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

FOR MORE INFORMATION

You can find additional information about the Funds in the following documents:

Annual and Semi-Annual Reports: While this Prospectus describes each Fund’s potential investments, the Annual and Semi-Annual Reports detail each Fund’s actual investments as of their report dates. The Annual Report includes a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period. Paper copies of the reports are no longer sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary. You may elect to receive all future reports in paper format, free of charge by contacting your financial intermediary or, if you hold your shares directly, by calling the Fund toll-free at (855) 280-9648 or writing to the Fund at Green Owl Intrinsic Value Fund, Valued Advisers Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Statement of Additional Information: The SAI supplements the Prospectus and contains detailed information about the Funds and their investment restrictions, risks, policies, and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with the SEC and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and each Fund’s Annual and Semi-Annual Reports, and request other information about the Funds or make shareholder inquiries, in any of the following ways:

To request free copies of the current SAI and each Fund’s Annual and Semi-Annual Reports, to request other information about the Funds and to make shareholder inquiries, contact Shareholder Services at (855) 280-9648. The requested documents will be sent within three business days of receipt of the request. These documents are also available on the Funds’ website at www.danafunds.com.

You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov

Investment Company Act #811-22208